                                                           Exhibit 10.1

                     FIRST AMENDMENT TO CREDIT AGREEMENT


         FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 18, 1997, among FSC SEMICONDUCTOR CORPORATION, a Delaware corporation ("Holdings"), FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, as Syndication Agent (the "Syndication Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent and the Syndication Agent, the "Agents"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                                W I T N E S S E T H :


         WHEREAS, Holdings, the Borrower, the Banks, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to a Credit Agreement, dated as of March 11, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower desires to acquire substantially all of the assets (or 100% of the capital stock of a corporation or other entity to be formed to own and operate the business) of the Raytheon Semiconductor Division of the Raytheon Company, for a purchase price not to exceed $120,000,000, pursuant to an acquisition agreement (the "Acquisition Agreement") between the Borrower and the Raytheon Company which conforms in all material respects to the Exclusivity Agreement, dated October 27, 1997, summarizing the terms and conditions of the Acquisition Agreement (the "Summary of Terms"), attached hereto as Schedule I (collectively, the "Raytheon Acquisition");

         WHEREAS, in connection with the Raytheon Acquisition and in order to consummate same, the Banks have agreed to increase the Total Revolving Loan Commitment as set forth herein;

         WHEREAS, subject to the terms and conditions set forth herein, the Banks desire to (i) permit the Borrower to consummate the Raytheon Acquisition and (ii) amend the Credit Agreement as provided herein; and

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto agree as follows;

         NOW, THEREFORE, it is agreed:

         1. Notwithstanding anything to the contrary contained in Sections 9.02, 9.05 and 9.14 of the Credit Agreement, the Banks hereby consent to the Borrower consummating the Raytheon Acquisition, so long as (i) any Liens or Indebtedness issued or assumed in connection with the Raytheon Acquisition are otherwise permitted under the Credit Agreement, (ii) promptly after (but in no event later than 30 days after) the consummation of the Raytheon Acquisition, 100% (or, in the case of a Foreign Subsidiary, excluding that portion of the voting stock of such Foreign Subsidiary which would be in excess of 65% of the total outstanding voting stock of such Foreign Subsidiary) of the capital stock of any Subsidiary acquired pursuant to the Raytheon Acquisition is pledged and delivered to the Collateral Agent for the benefit of the Secured Creditors pursuant the Pledge Agreement, (iii) within 10 days after the Raytheon Acquisition, each newly acquired Domestic Wholly-Owned Subsidiary (x) executes and delivers a counterpart of the Subsidiaries Guaranty and (y) secures the Borrower's obligations pursuant to the Credit Agreement and the other Credit Documents (or such Subsidiary's obligations pursuant to a Subsidiaries Guaranty) by executing a counterpart of the Security Agreement and the Pledge Agreement and (iv) no Default or Event of Default then exists or would result therefrom.

         2. Section 9.05(ii) is hereby amended by deleting the number "$5,000,000" appearing in the last line therein and inserting in lieu thereof the number "$75,000,000".

         3. The Credit Agreement is hereby amended by inserting the following new Section 13.19:

         "13.19. (a) The Borrower covenants and agrees that on and after the First Amendment Effective Date, it shall not be permitted to incur Loans or have Letters of Credit issued which would cause the sum of the then outstanding principal amount of Revolving Loans and Swingline Loans and Letter of Credit Outstandings to exceed $75,000,000 unless, in connection with any such Credit Event, the Borrower establishes to the satisfaction of the Administrative Agent (including by the delivery of a certificate of the Borrower's chief financial officer setting forth in reasonable detail the reasons therefor) that such incurrence of such

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    Loans or issuance of such Letter of Credit would be permitted pursuant to the terms of the Senior Subordinated Note Indenture."

         4.   On and after the Increase Effective Date (as defined below),
Schedule I to the Credit Agreement shall be hereby amended by deleting the column entitled "Revolving Loan Commitment" appearing therein and inserting in lieu thereof as a new column entitled "Revolving Loan Commitment" the information set forth on Schedule II attached hereto, which Schedule II reflects an increase in the Total Revolving Loan Commitment of $55,000,000. The Borrower and the Banks hereby agree to the $55,000,000 increase in the Total Revolving Loan Commitment. Each Bank hereby acknowledges and agrees that from and after the Increase Effective Date its Revolving Loan Commitment shall be the amount set forth opposite such Bank's name on Schedule II attached hereto, as such amount may be adjusted from time to time in accordance with the terms of the Credit Agreement. In connection with the increase in the Total Revolving Loan Commitment pursuant to this Section 4, the Borrower shall, in coordination with the Administrative Agent and the Banks, repay outstanding Revolving Loans of certain Banks and, if necessary, incur additional Revolving Loans from other Banks, in each case so that the Banks participate in each Borrowing of outstanding Revolving Loans pro rata on the basis of their Revolving Loan Commitments (after giving effect to this Amendment). It is hereby agreed that any breakage or similar costs of the type described in Section 1.11 of the Credit Agreement incurred by the Banks in connection with any repayment or reborrowing of Revolving Loans contemplated by this Section 4 shall be for the account of the Borrower.

         5. Each Credit Party hereby agrees that, (i) on or after the Increase Effective Date and upon the reasonable request of the Collateral Agent, such Credit Party will execute such amendments to the Mortgages as the Collateral Agent shall reasonably require in connection with the transactions contemplated by this Amendment and (ii) all Revolving Loans, Swingline Loans and Letters of Credit incurred pursuant to the additional Total Revolving Loan Commitment effected hereby shall also be entitled to the benefits of the Security Documents and the Guaranties.

         6. The Borrower hereby covenants and agrees that, on the Increase Effective Date, the Borrower shall have executed and delivered to the Administrative Agent for the benefit of each Bank with a Revolving Loan Commitment and whose Revolving Loan Commitment is being increased pursuant to
Section 4 of this Amendment (each such Bank, an "Increasing Bank") a new Revolving Note reflecting the increased Revolving Loan Commitment of such Bank, and the Increasing Banks shall surrender to the Borrower the Revolving Notes so replaced.

         7. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), (ii) there exists no Default or Event of Default on the First Amendment Effective Date, in each case both before and after giving effect to this Amendment and (iii) neither the execution, delivery or performance by any credit Party of this Amendment, nor the consummation of the transactions contemplated hereby (including, the incurrence of the additional Total Revolving Loan Commitment as contemplated herein) violates or will violate any term, provision or condition of the Senior Subordinated Note Documents, and no consents or approvals shall be required to be obtained by Holdings or any of its Subsidiaries from the holders of the Senior Subordinated Notes in connection with the transactions contemplated herein.

         8. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         10. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         11. This Amendment shall become effective on the date (the "First Amendment Effective Date") when Holdings, the Borrower, each Subsidiary Guarantor, the Required Banks and each Increasing Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office.

         12. For the purposes of this Amendment, the Increase Effective Date shall mean the date on which all of the following conditions have been satisfied:

         (a)  The First Amendment Effective Date shall have occurred;

         (b) There shall have been delivered to the Administrative Agent and the Banks true and correct copies of the Acquisition Agreement, which shall conform in all material respects with the terms and conditions set forth in the Summary of Terms attached hereto as Schedule I with any material departures or waivers therefrom to be reasonably satisfactory to the Agents and the Required Banks; the Acquisition Agreement shall have been duly executed and delivered by the parties thereto and shall be in full force and effect; all conditions precedent to the consummation of the Raytheon Acquisition as set forth in the Acquisition Agreement shall have been satisfied, and not waived except with the consent (which will not be unreasonably withheld) of each Agent and the Required Banks, to the satisfaction of each Agent and the Required Banks; and the Raytheon Acquisition shall have been, or shall substantially contemporaneously (and in any event on the Increase Effective Date) be, consummated in accordance with the Acquisition Agreement and all applicable law (excluding immaterial violations of law which could not reasonably be expected to have, in the aggregate for all such violations, a material adverse effect on the consummation of the Raytheon Acquisition or on the operations, financial condition or prospects of Holdings and its Subsidiaries taken as a whole);

         (c) After giving effect to the Raytheon Acquisition, nothing shall have occurred (and neither the Banks nor the Agents shall have become aware of any facts or conditions not previously known) which the Agents or the Required Banks shall determine (i) has, or is reasonably likely to have, a material adverse effect on the rights or remedies of the Banks or the Agents, or on the ability of the Credit Parties to perform their obligations to them, or (ii) has, or is reasonably likely to have, a material adverse effect on the operations, financial condition or prospects of Holdings and its Subsidiaries taken as a whole;

         (d) The Administrative Agent shall have received from Pierce Atwood, counsel to Holdings and its Subsidiaries, an opinion addressed to each of the Agents and each of the Banks, in form and substance satisfactory to the Agents, and covering such matters incident to this Amendment and the transactions contemplated herein (including the matters set forth in Section 13.19 of the Credit Agreement (as amended hereby) as the Agents may reasonably request; and

         (e) The Administrative Agent shall have received resolutions of the Board of Directors of each Credit Party, which resolutions shall be certified by the Secretary or any Assistant Secretary of such Credit Party and shall authorize the execution, delivery and performance by such Credit Party of this Amendment and the consummation of the transactions contemplated hereby, and the foregoing shall be reasonably acceptable to the Agents in their reasonable discretion;

         13. From and after the First Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                   *      *      *

         IN WITNESSES WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                             FSC SEMICONDUCTOR CORPORATION


                             By_______________________

                               Name:

                               Title:



                             FAIRCHILD SEMICONDUCTOR
                               CORPORATION


                             By__________________________

                               Name:

                               Title:

                             BANKERS TRUST COMPANY,
                               Individually and as Administrative Agent


                             By___________________________

                               Name:

                               Title:

                             CREDIT SUISSE FIRST BOSTON,
                               Individually and as Syndication Agent


                             By___________________________

                               Name:

                               Title:



                             By___________________________

                               Name:

                               Title:

                                  CANADIAN IMPERIAL BANK OF
                                    COMMERCE, Individually and as
                                    Documentation Agent


                                  By___________________________

                                    Name:

                                    Title:

                                  ABN AMRO BANK, N.V.


                                  By___________________________

                                    Name:

                                    Title:


                                  By___________________________

                                    Name:

                                    Title:

                                       BANKBOSTON, N.A.


                                       By___________________________

                                         Name:

                                         Title:

                                  THE BANK OF NOVA SCOTIA


                                  By___________________________

                                    Name:

                                    Title:

                                  BANK OF SCOTLAND


                                  By___________________________

                                    Name:

                                    Title:

                                  BANK OF TOKYO-MITSUBISHI


                                  By___________________________

                                    Name:

                                    Title:

                             BANQUE FRANCAISE DU COMMERCE
                               EXTERIEUR


                             By___________________________

                               Name:

                               Title:

                             CHANCELLOR SENIOR SECURED

                               MANAGEMENT


                             By___________________________

                               Name:

                               Title:

                                  CORESTATES BANK, N.A.


                                  By___________________________

                                    Name:

                                    Title:

                        DRESDNER BANK AG, New York Branch and
                          Grand Cayman Branch



                        By___________________________

                          Name:

                          Title:


                        By___________________________

                          Name:

                          Title:

                                  SENIOR DEBT PORTFOLIO
                                    By Boston Management and Research,

                                    as Investment Advisor


                                  By___________________________

                                    Name:

                                    Title:

                                  FIRST SOURCE FINANCIAL LLP



                                   By First Source Financial, Inc.,

                                   its Agent/Manager


                                  By___________________________

                                    Name:

                                    Title:

                                  FLEET NATIONAL BANK


                                  By___________________________

                                    Name:

                                    Title:

                                  THE FUJI BANK, LIMITED
                                  NEW YORK BRANCH


                                  By___________________________

                                    Name:

                                    Title:

                                  GENERAL ELECTRIC
                                    CAPITAL CORPORATION


                                  By___________________________

                                    Name:

                                    Title:

                             KEYBANK NATIONAL ASSOCIATION


                             By___________________________

                               Name:

                               Title:

                             MERRILL LYNCH SENIOR FLOATING RATE

                               FUND, INC.


                             By___________________________

                               Name:

                               Title:

                             THE MITSUBISHI TRUST & BANKING
                              CORPORATION, LOS ANGELES AGENCY


                             By___________________________

                               Name:

                               Title:

                             PILGRIM AMERICA PRIME RATE TRUST


                             By___________________________

                               Name:

                               Title:

                             PNC BANK, NATIONAL ASSOCIATION


                             By___________________________

                               Name:

                               Title:

                                  PRIME INCOME TRUST


                                  By___________________________

                                    Name:

                                    Title:

                             VAN KAMPEN AMERICAN CAPITAL PRIME
                               RATE INCOME TRUST


                             By___________________________

                               Name:

                               Title:

                                                                     SCHEDULE I




         See attached.

                                                                   SCHEDULE II


         Revolving
           Bank                                                 Loan
        Commitment                                              _____
        __________

    Bankers Trust Company                             $30,083,333.34

    Credit Suisse First Boston                         30,083,333.33

    Canadian Imperial Bank of Commerce                 10,833,333.33

    PNC Bank National Association                       5,000,000.00

    Fleet National Bank                                 5,000,000.00

    The Fuji Bank, Limited New York Branch              5,000,000.00

    Bank of Scotland                                    4,000,000.00

    ABN Amro Bank, N.V.                                 4,000,000.00

    First Source Financial LLP                          4,000,000.00

    Corestates Bank, N.A.                               4,000,000.00

    Bank of Tokyo-Mitsubishi                            4,000,000.00

    The Bank of Nova Scotia                             4,000,000.00

    The First National Bank of Boston                   4,000,000.00

    General Electric Capital Corporation                4,000,000.00

    Banque Francaise du Commerce Exterieur              4,000,000.00

    The Mitsubishi Trust & Banking Corporation,
     Los Angeles Agency                                 4,000,000.00

    Dresdner Bank AG, New York Branch
     and Grand Cayman Branch                            4,000,000.00

    Van Kampen American Capital Prime Rate Income Trust         --

    Pilgrim America Prime Rate Trust                            --

    Prime Income Trust                                          --

    Merrill Lynch Senior Floating Rate Fund, Inc.               --

         Total                                       $130,000,000.00